Exhibit 99.1 SELB April 2022

Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (the “Company”), including without limitation, statements regarding the Company’s cash runway, the unique proprietary technology platform of the Company, and the unique proprietary platform of its partners, the potential of ImmTOR to enable re-dosing of AAV gene therapy and to mitigate immunogenicity, the potential of ImmTOR and the Company’s product pipeline to treat chronic refractory gout, MMA, IgAN, other autoimmune diseases, lysosomal storage disorders, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s and its partners’ ability to conduct its and their clinical trials and preclinical studies, the timing or making of any regulatory filings, the potential treatment applications of product candidates utilizing the ImmTOR platform in areas such as gene therapy, gout and autoimmune disease, the ability of the Company and its partners where applicable to develop gene therapy products using ImmTOR, the novelty of treatment paradigms that the Company is able to develop, whether the observations made in non-human study subjects will translate to studies performed with human beings, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s plan to apply its ImmTOR technology platform to a range of biologics for rare and orphan genetic diseases, the potential of the Company’s technology to enable repeat administration in gene therapy product candidates and products, the ability to re-dose patients and the potential of ImmTOR to allow for re-dosing, the potential to safely re-dose AAV, the ability to restore transgene expression, the potential of the ImmTOR technology platform generally and the Company’s ability to grow its strategic partnerships, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including the uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s ImmTOR technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of its common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation. Selecta Biosciences Corporate Presentation – April 2022 2

@Jess can you pull in design elements from the website for this page? Selecta Biosciences Corporate Presentation – April 2022 3

• Precision immune tolerance platform has potential to restore self tolerance in autoimmune disease and overcome ImmTOR™ platform has immunogenicity of gene therapies and biologics potentially broad applicability • Preclinical data indicates potentially profound synergy of ImmTOR and engineered Treg-selective IL-2 to expand antigen-specific Tregs and improve durability of immune tolerance (ImmTOR-IL) • SEL-212 in chronic refractory gout potentially serves as proof of concept for ImmTOR platform with over 400 patients dosed – Human proof of concept in Phase 3 DISSOLVE I expected read out in Q4 2022 biologics and gene therapy • Empty AAV study data in healthy volunteers showed the potential ability of ImmTOR to inhibit the formation of neutralizing antibodies to AAV capsids • SEL-302: IND for gene therapy program in methylmalonic acidemia (MMA) submitted in Q3 2021 • Plans to advance Xork IgG Protease to mitigate pre-existing anti-AAV antibodies through IND-enabling studies Diversified pipeline expanding • IgA nephropathy: clinical candidate selection & IND enabling studies in process to autoimmune disease • Plans to advance the ImmTOR platform with IL-2 (ImmTOR-IL) for use in autoimmune disease • Funding into Q4 2023 Targeted partnerships to maximize platform potential Selecta Biosciences Corporate Presentation – April 2022 4

ImmTOR Platform Precision Immune Tolerance 5

ImmTOR combines nanoparticle technology with an FDA approved anti-inflammatory and immunomodulatory drug, and is designed to generate antigen-specific immune tolerance when combined with an antigen of interest Selecta Biosciences Corporate Presentation – April 2022 6

Autoimmune Disease Gene Therapies/Biologics Selecta Biosciences Corporate Presentation – April 2022 7

Treg-selective IL-2 receptor agonist ImmTOR Synergistic mechanism of ImmTOR and a Treg-selective IL- 2: ▪ Observed to greatly increase the magnitude and durability of antigen-specific Treg expansion when compared to either ImmTOR or IL-2 alone ImmTOR-IL ▪ Proof of concept human data in which we observed ImmTOR alone and IL-2 alone lowers the translational risk and provides further confidence in the clinical utility of this potentially synergistic approach ▪ Potential to enable lower and fewer doses of ImmTOR, with applications across biologic therapies and IL-2 mutein ImmTOR ImmTOR-IL autoimmune disease indications Induce Treg Expand existing Tregs Antigen-specific Expansion of all Induction of target Induction and pre-existing Tregs antigen-specific Tregs expansion of antigen- specific Tregs Selecta Biosciences Corporate Presentation – April 2022 8

Tolerogenic Gene Biologic Therapies Therapies Therapies ImmTOR could provide targeted immune ImmTOR potentially enables redosing of ImmTOR is designed to address the tolerance to auto antigens transformative gene therapies immunogenicity of biologics 80% of rare disease has a known Over 160,000 patients between IgAN and Autoimmune disease affects more than 5 monogenic cause and most gene therapy 6 chronic refractory gout in the US 24M people in the US alone trials use AAV vectors 1,2,3,4 alone 1. https://www.orpha.net/data/patho/Pro/en/Berger-FRenPro10331.pdf 4. American journal of therapeutics, 2012-11, Vol.19 (6), p.e157-e166 2. Arthritis & Rheumatology Vol. 71, No. 6, June 2019 pp 991-999 5. https://ncats.nih.gov/trnd/projects/gene-therapy 3. ARTHRITIS & RHEUMATISM Vol. 63, No. 10, October 2011, pp 3136–3141 6. https://www.niehs.nih.gov/health/topics/conditions/autoimmune/index.cfm Selecta Biosciences Corporate Presentation – April 2022 9

A diversified and growing wholly-owned pipeline

Indication	Antigen	Preclinical	Phase 1	Phase 2	Phase 3	Recent and Expected Upcoming Milestones	Commercial Rights
TOLEROGENIC THERAPIES							
Primary biliary cholangitis (PBC)	PDC-E2						Selecta Biosciences
Undisclosed							Selecta Biosciences
GENE THERAPIES							
Methylmalonic acidemia (MMA)	AAV (serotype undisclosed)	SEL-302				Phase 1 start 2H 2022	Selecta Biosciences
Ornithine Transcarbamylase (OTC) Deficiency	AAV-hOTC	SEL-313				Paused	Selecta Biosciences
Gene therapy	IgG protease IdeXork (Xork)						Selecta Biosciences
BIOLOGIC THERAPIES							
IgA nephropathy (IgAN)						Candidate Selection 2022	Selecta Biosciences

Selecta Biosciences Corporate Presentation – April 2022 10

Unlocking the potential of our platform through collaborations

Selecta has entered strategic transactions to further optimize the potential of the ImmTOR platform

Collaboration	AskBio	Sobi	Sarepta	Cyrus	Takeda	Genovis	Ginkgo Bioworks	Ginkgo Bioworks
Year	2019	2020	2020	2021	2021	2021	2021	2022
ImmTOR Approach	Gene Therapy	Biologic	Gene Therapy	Autoimmune	Gene Therapy	Gene Therapy	Biologic	Gene Therapy
Agreement	Strategic Collaboration and License Agreement	License Agreement (Global, ex. China)	Research Option and License Agreement (Global)	Collaboration to engineer proprietary IL-2 protein agonists	Strategic licensing agreement to develop targeted, next-generation gene therapies	Strategic licensing agreement to enable the dosing of gene therapies	Strategic licensing agreement to develop targeted, next-generation enzyme therapies	Strategic licensing agreement to develop next-generation AAV Capsids
Indications	Pompe/ Undisclosed	Chronic refractory gout	DMD and certain LGMD subtypes	Autoimmune and deleterious immune indications	Lysosomal storage disorders	AAV mediated gene therapies	Undisclosed	Undisclosed

Indication	Antigen	Preclinical	Phase 1	Phase 2	Phase 3	Recent/Expected Upcoming Milestones	Commercial Rights
Chronic Refractory Gout	Pegadricase	SEL-212				DISSOLVE I topline data Q4 2022	Sobi
Pompe disease	Undisclosed						AskBio
Duchenne muscular dystrophy (DMD)	Undisclosed						Sarepta
Limb-girdle muscular dystrophy (LGMD)	Undisclosed						Sarepta
Two indications for lysosomal storage disorders	Undisclosed						Takeda

Selecta Biosciences
Selecta Biosciences Corporate Presentation – April 2022 11

12

Striving to restore self-tolerance in autoimmune diseases

ImmTOR + IL-2 has the potential to be a best-in-class approach

THE Challenges

- The current standard of care for autoimmune diseases is broad immunosuppression, which is associated with side effects and leaves patients vulnerable to serious infection and malignancies

  There is a significant need for antigen-specific therapies that can induce immune tolerance to pathogenic autoantigens without the need for chronic and systemic immune suppression.

THE Solution

- Our approach to autoimmune disease is designed to restore natural self-tolerance by administering ImmTOR with nanoparticle-encapsulated self-antigens thus avoiding the need for chronic and systemic immune suppression

  By developing a proprietary Treg-selective IL-2 to combine with ImmTOR and autoantigens we are advancing our precision immune tolerance platform with the aim of expanding antigen-specific Tregs and enhancing durability of tolerance

THE Opportunity

- There are roughly 80 autoimmune conditions that affect as much as 4.5% of the world's population*. 24M+ individuals in the US alone are affected by autoimmune diseases**

*"Autoimmune Disease, by the Numbers" in Scientific American 325, 3, 31-33 (September 2021), doi:10.1038/scientificamerican0921-31
**https://www.niehs.nih.gov/health/topics/conditions/autoimmune/index.cfm

Selecta Biosciences

Selecta Biosciences Corporate Presentation – April 2022 13

▪ Observed synergistic activity in increasing the percentage and durability of Treg expansion in the spleen ▪ Opportunity to restore tolerance in a wide range of autoimmune diseases ▪ Potential to create a “best in class” IL-2 therapy by combining it with ImmTOR Splenic regulatory T cells Day 4 Day 7 Day 14 60 60 60 50 50 50 ImmTOR 40 40 40 IL-2 mutein ImmTOR + IL-2 mutein 30 30 30 Untreated control 20 20 20 10 10 10 0 0 0 C57BL/6 mice (n=7/group) were untreated or were treated with ImmTOR alone, IL-2 mutein alone, or a combination of ImmTOR + IL-2 mutein. Expansion of CD4+, CD25+, FoxP3+ T regulatory cells in the spleen was assessed 4, 7 and 14 days after treatment. Selecta Biosciences Corporate Presentation – April 2022 14 + + + + CD4 CD25 FoxP3 (%, of CD4 ) + + + + CD4 CD25 FoxP3 (%, of CD4 ) + + + + CD4 CD25 FoxP3 (%, of CD4 )

Induction and expansion of antigen-specific Treg

Observed a significant expansion of **antigen-specific Treg*** with a single dose of ImmTOR in combination with an IL-2 mutein + antigen

With superior expansion and durability of total Tregs, Selecta potentially has a best in class IL-2 therapy.

However, with an approximately 3-fold increase in antigen-specific Tregs, this data shows the opportunity to enable a **"first in class" therapy for autoimmune disorders**



Total splenic Tregs
Antigen-specific Treg
CD4+CD25+FoxP3+ (%, of CD4+CD45.1+)
CD4+CD25+FoxP3+ (%, of CD4+CD45.2+)
0
10
20
30
40
50
60
70
ImmTOR − − + − + +
IL-2 mutein − − − + + +
Ovalbumin − + + + − +

*study conducted in wildtype mice after adoptive transfer of ovalbumin specific transgenic T-cells

Selecta Biosciences Corporate Presentation – April 2022 15

Superior anti-AAV antibody inhibition observed when IL-2 is combined with ImmTOR

Clear dose sparing effect seen when IL-2 mutein is combined with ImmTOR*

Day 0	2.7E12 vg/kg AAV8-SEAP +/- ImmTOR +/- IL-2 mutein
Day 56	5.0E12 vg/kg AAV8-SEAP +/- ImmTOR +/- IL-2 mutein


No immunotherapy
50 µg ImmTOR
100 µg ImmTOR
200 µg ImmTOR
9 µg IL-2 mutein
50 µg ImmTOR + 9 µg IL-2 mutein
100 µg ImmTOR + 9 µg IL-2 mutein
200 µg ImmTOR + 9 µg IL-2 mutein
2nd dose
Anti-AAV IgG (OD 450-570)
2.0
1.5
1.0
0.5
0.0
12 19 33 47 61 75 91 104 117
Days post-infusion

*study conducted in wildtype mice

Selecta Biosciences Corporate Presentation – April 2022 16

An ImmTOR-based approach to treating primary biliary cholangitis (PBC)

Selecta intends to co-administer ImmTOR with PDC-E2, the autoantigen implicated in PBC

- Autoimmune disorder where the body mistakenly attacks tissue in the liver, leading to inflammation, damage and scarring of the small bile ducts
- More common in women, PBC is one of the most common autoimmune diseases affecting nearly 1:1000 women over the age of 40[1]
- Patients with PBC are desperately in need of a highly-targeted, liver-directed approach to treating the root cause of the disorder

We believe ImmTOR is ideally suited to address PBC

Tolerogenic liver sinusoidal endothelial cells



PD-L1⁺CD80^low CD86^low (%)
15
10
5
0
****
ImmTOR
Untreated

Hepatic regulatory T cells



CD4⁺CD25^Hi PD-1⁺ (%)
15
10
5
0
*
ImmTOR
Rapamycin
Untreated

Hepatoprotective in Con A liver inflammation model



ALT (U/mL)
700
500
400
300
200
100
0
*
Con A
Con A + ImmTOR

* P=0.05, ****P=0.0001

PBC is a T-cell mediated disease driven by a well-defined antigen, ImmTOR biodistributes to the liver and induces a tolerogenic environment, ImmTOR shows hepatoprotective properties in liver injury models

1. https://rarediseases.org/rare-diseases/primary-biliary-cholangitis/

Selecta Biosciences Corporate Presentation – April 2022 17

18

AAV gene therapies are coming of age but still have challenges

Selecta has platform technologies to potentially address many key challenges facing the modality

THE Challenges

» The formation of neutralizing antibodies (NAbs) after AAV vector administration prevents redosing due to the potentially dangerous immune response that would follow a second or third gene therapy administration. Adverse patient events related to high vector doses is inextricably linked to immunogenicity.*

Pre-existing immunity to AAV vectors excludes significant numbers of patients who would potentially benefit from treatment by AAV gene therapies.

THE Solution

» ImmTOR – Human proof of concept shows the possibility for ImmTOR to inhibit the formation of neutralizing antibodies to AAV vectors. Extensive preclinical work shows the potential for improved and more durable transgene expression upon the first dose and potential hepatoprotective benefits of ImmTOR.

Xork – Cleaves human IgG specifically and efficiently, but shows low cross reactivity to human sera potentially opening up a treatment window for those with pre-existing immunity to AAV vectors.

THE Opportunity

» Xork could potentially make patients with pre-existing immunity to AAV vectors eligible for treatment.

ImmTOR, by inhibiting the formation of neutralizing antibodies, could make redosing of gene therapies possible. Functional benefit could be maintained or restored with additional doses. Safer and more efficacious dosing regimens could be implemented.

Selecta has partnered its technologies with leading gene therapy companies.

*Flotte TR. 2020. Hum Gene Ther 31:398-399.

Selecta Biosciences

Selecta Biosciences Corporate Presentation – April 2022 19

Selecta Biosciences Corporate Presentation – April 2022 20

ImmTOR Xork • Potential to increase the number of patients eligible for gene therapy by mitigating pre-existing anti-AAV antibodies + = • Potential to enable re-dosing by mitigating the de novo formation of anti-AAV antibodies Pre-existing anti-IgG protease Cleavage of human IgG Antibodies in human serum 1.75 Intact IgG 1.50 • Xork is an IgG protease derived from a non- 1.25 human pathogen 1.00 Cleaved F(ab’) 2 • Xork cleaves human IgG specifically and efficiently, 0.75 but shows low cross reactivity to human sera 0.50 Human IgG compared to IdeS 0.25 + + + IdeS + 0.00 Xork Xork IdeS + *IdeS is an IgG protease derived from the common human pathogen Streptococcus pyogenes Selecta Biosciences Corporate Presentation – April 2022 21 Anti-IgG protease (OD ) 450-570

Day 0 Day 70 5e11 vg/kg AAV-SEAP 5e11 vg/kg AAV-SEAP 5e11 vg/kg AAAV-SEAP + ImmTOR 5e11 vg/kg AAV-SEAP + ImmTOR ImmTOR has been 25e11 vg/kg AAV-SEAP 25e11 vg/kg AAV-SEAP observed to enhance transgene expression after Two doses of 5e11 vg/kg with first and second doses of ImmTOR provides comparable AAV 40000 expression as single dose of 25e11 vg/kg AAV dose 30000 11 (x 10 vg/kg) Repeat dosing enabled by 5 5 25 ImmTOR is dose sparing 20000 10000 0 19 61 77 151 Time after initial AAV treatment (d) *study conducted in wildtype mice Ilyinskii et al., Science Advances, 2021 Selecta Biosciences Corporate Presentation – April 2022 22 SEAP (RLU) 2nd dose d70

▪ Total healthy volunteers enrolled: 23 (14 males and 9 females) ▪ All subjects with anti-AAV8 NAb titers <1:5 at baseline ▪ Randomized, placebo controlled and double-blind study Drug Infusions Study Day 30 45 60 75 90 0 15 Placebo* + Empty Capsid (2E12 vp**/kg) n=3 Placebo + Empty Capsid (2E12 vp/kg) n=3 ImmTOR (0.15 mg/kg) + Empty Capsid (2E12 vp/kg) n=9 Placebo + Empty Capsid (2E12 vp/kg) n=2 ImmTOR (0.3 mg/kg) + Empty Capsid (2E12 vp/kg) n=6 Neutralizing antibodies (NAb) measurement * Placebo=saline infusion ** vp=viral particles Selecta Biosciences Corporate Presentation – April 2022 23

100% of subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:25 at Day 30 67% of subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:5 at Day 30 Linear Scale Log Scale 10 2000 2000 1000 1500 100 1000 Titer 1:25 10 500 Titer 1:5 1 0 Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6) Selecta Biosciences Corporate Presentation – April 2022 24 NAb Titers Log NAb Titers 10

1:5 Median NAb titers in subjects dosed with 0.3 mg/kg ImmTOR at Day 30 250-fold lower median NAb titers in subjects dosed with 0.3 mg/kg ImmTOR at Day 30 100000 Median 10000 Titer 1:1250 1000 50-Fold 250-Fold Difference 100 Difference 1:25 10 1:5 1 0 10 20 30 Days Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6) Selecta Biosciences Corporate Presentation – April 2022 25 Median Log NAb Titers 10

Additional doses of ImmTOR may be required to maintain control beyond Day 30 2 of 6 subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:25 at Day 90 1 of 6 subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:5 at Day 90 Day 90 Day 30 Titer 1:25 Titer 1:5 Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6) Selecta Biosciences Corporate Presentation – April 2022 26

1 Human Nonhuman Primate Target For Redosing Single dose Single Dose Three Doses 1000000 100000 Titers too high for re-dosing 100000 10000 200+ 10000 Failure 1000 Antibody levels may interfere with 1000 50-200 efficient re-dosing** Intermediate 100 100 Patients eligible for re-dosing* 10 1-50 10 (Zolgensma eligibility: ≤1:50) Target 1 1 AAV8-SEAP AAV8-SEAP * May be dependent on gene therapy dose AAV8-EC + + + ** Ancillary approaches such as IgG protease pre- ImmTOR ImmTOR ImmTOR treatment may be required for re-dosing D0 D0, 28, 56 D0 1 ESGCT 2021 Poster 003 Selecta Biosciences Corporate Presentation – April 2022 27 Log NAb Titers 10 Log NAb Titers 10

▪ We observed AAV8 empty capsids eliciting a strong immune response with peak median anti-AAV8 NAb titers of 1:6875 ▪ We observed ImmTOR inhibiting the formation of anti-AAV8 NAb in a dose-dependent manner at Day 30 ▪ After Day 30, 2 of 6 subjects treated with 0.3 mg/kg ImmTOR maintained NAb titers ≤25, while remaining ImmTOR- treated subjects showed delayed formation of NAb reaching control levels by Day 90 ▪ Animal studies suggest that if NAb are inhibited at Day 30, administration of two additional monthly doses of ImmTOR may maintain control of NAb beyond 90 days ▪ Safety findings included AEs previously observed with ImmTOR (Stomatitis & Rash). Asymptomatic and transient laboratory changes in subjects receiving ImmTOR were seen in 2 subjects with mild to moderate thrombocytopenia and 1 subject with grade 3 hypertriglyceridemia ▪ This promising study in healthy volunteers provides support for the potential use of ImmTOR for the inhibition of neutralizing antibodies to AAV8 in gene therapy clinical trials Selecta Biosciences Corporate Presentation – April 2022 28

branch chain amino acids • Methylmalonic acidemia (MMA) is a rare monogenic metabolic odd chain fatty acids propionate disease with a potential live birth incidence of between 1:25,000 1 and 1:48,000 Mitochondria • Majority of patients have mutations in the mitochondrial propionyl-CoA 2-methylcitrate Cytoplasm methylmalonyl-CoA mutase (MUT) gene PCC • Metabolic instability, particularly in the liver, can cause D-methylmalonyl-CoA methylmalonic acid hyperammonemia and production of other toxic metabolites MCEE • Metabolic crisis can cause irreversible neurocognitive damage, L-methylmalonyl-CoA stunted growth, chronic kidney disease and premature death MUT Citric Acid • Only effective treatment is liver transplantation at an early age Cycle succinyl-CoA • Selecta is developing an AAV gene therapy combined with ImmTOR for the treatment of MMA (SEL-302) 1. https://www.genome.gov/Genetic-Disorders/MMA-Study-General-Information Selecta Biosciences Corporate Presentation – April 2022 29

Selecta Biosciences Corporate Presentation – April 2022 30

Selecta Biosciences Corporate Presentation – April 2022 31

32

Biologic therapies potentially enhanced by ImmTOR

Unlocking their full potential by potentially ameliorating unwanted immune responses

THE **Challenges**

» Many biologics can be highly immunogenic resulting in suboptimal responses to the standard of care due to the development of anti-drug antibodies (ADAs) after multiple treatments

Patients that develop an immune response to the current standard of care may be forced to discontinue treatment or experience adverse reactions

THE **Solution**

» ImmTOR, co-administered with immunogenic therapeutic enzymes, has the potential to ameliorate an immune response to the biologic treatment allowing patients to stay on therapy longer

Human data in both immunogenic enzymes and gene therapy AAV empty capsids shows the promise of ImmTOR in enhancing biologics

THE **Opportunity**

» The use of ImmTOR as an adjunct to biologic therapies offers a promising approach to minimize the healthcare and economic burden of ADAs

Extensive human data and significant safety data base across multiple biologics demonstrates the broad potential applicability of the technology in immunogenic biologics.

*Sands, E., Kivitz, A., DeHaan, W. et al. Tolerogenic nanoparticles mitigate the formation of anti-drug antibodies against pegylated uricase in patients with hyperuricemia. Nat Commun 13, 272 (2022). https://doi.org/10.1038/s41467-021-27945-7

Selecta Biosciences

Selecta Biosciences Corporate Presentation – April 2022 33

ImmTOR was observed to ameliorate the immune response to pegadricase and was generally well-tolerated resulting in sustained control of serum uric Pegadricase is highly immunogenic acid (SUA) when given alone Anti-uricase ADAs SEL-212 (combination of pegadricase + ImmTOR) 5 10 5 monthly doses SEL-212* 4 10 Pegadricase 0.2 mg/kg 3 10 ImmTOR 0.1 or 0.15 mg/kg 2 66% (21/32) 10 1 10 0 5 10 15 20 25 30 Days after treatment Pegadricase alone Pegadricase alone** Only 15% of patients treated with Pegadricase is a highly immunogenic enzyme with Pegadricase 0.2 or 0.4 mg/kg pegadricase alone maintain most patients treated with pegadricase alone 15% (3/19) control of serum uric acid (SUA) developing anti-drug antibodies within 2 weeks after after four weeks of therapy a single treatment * Data from 5 monthly dosing cohorts of the SEL-212/201 trial **Data from pegadricase alone cohorts from the SEL-037/101, SEL-212/101, and SEL-212/201 trials Selecta Biosciences Corporate Presentation – April 2022 34 Anti-uricase Ab

Patients with tophi at baseline: • Represent the most severely affected population of gout patients • Are less likely to achieve target SUA levels on conventional oral lowering therapies and have increased gout-related emergency room visits, hospitalizations, gout-related surgeries, and co-morbidities • Have increased prevalence of swollen and tender joints and chronic kidney disease • Have increased risk of mortality 2 SEL-212 pegloticase Treatment Difference Evaluation Period Data Set 1 1 (Month) Percentage pts n Responder Percent n Responder Percent 26 58% 26 39% 19 PP Month 3 and 6 combined 35 57% 34 42% 16 ITT 1. Number of patients with tophi with Responder Assessment 2. Treatment difference = SEL-212 percent responder - pegloticase percent responder. Rounded to nearest integer Sources: Khanna et al Arthr Rheumatol 2016, 68, suppl 10; Edwards et al, Rheumatol 2019; Vincent et al J Rheumatol 2017; Perez-Ruiz, Ann Rheum Dis 2014 Selecta Biosciences Corporate Presentation – April 2022 35

• 2 double blinded placebo-controlled trials of SEL-212 (0.1 mg/kg & 0.15 mg/kg ImmTOR) − Both studies have a 6-month primary endpoint of serum uric acid (SUA) < 6 mg/dL at month 6, and DISSOLVE I has a 6-month safety extension; secondary endpoints include tender and swollen joint counts, tophus burden, patient reported outcomes of activity limitation and quality of life and gout flare incidence • Randomized 1:1:1 against Placebo with between 210 and 240 treated subjects • DISSOLVE I fully enrolled as of Q4 2021 STUDY 1 SEL-212 - 0.1/0.2 mg/kg N = up to 40 SUBJECTS / ARM SEL-212 - 0.15/0.2 mg/kg Placebo SEL-212 - 0.1/0.2 mg/kg STUDY 2 N = up to 40 SUBJECTS / ARM SEL-212 - 0.15/0.2 mg/kg Placebo Baseline 6 Months: Primary Efficacy Endpoint 12 Months Selecta Biosciences Corporate Presentation – April 2022 36

• Immunoglobulin A nephropathy (IgAN) is a leading cause of chronic kidney disease (CKD) and renal failure with 30-40% of patients reaching end-stage renal disease; approximately 100,000 patients in the U.S. and only one approved therapy • Caused by deposits of the protein immunoglobulin A (IgA) inside the filters (glomeruli) in the kidney which may lead to presence of blood (hematuria) and protein (proteinuria) in urine and progressive renal insufficiency/failure • Current treatments fail to address the root cause of the disease and are focused on protecting the kidney from further damage by reducing IgA1 production, controlling blood pressure, cholesterol, and inflammation • Selecta is developing a candidate for the treatment of IgAN combining ImmTOR with an IgA protease to remove injurious IgA from kidneys and improve markers of renal dysfunction Selecta Biosciences Corporate Presentation – April 2022 37

Combining ImmTOR with IgA protease for the treatment of IgAN

Building on the clinical data from the SEL-212 program and strong preclinical data in IgA

- Selecta intends to co-administer ImmTOR with its proprietary IgA protease to address IgA nephropathy
- Mice expressing human IgA1 and sCD89 develop spontaneous IgA nephropathy
- Treatment with IgA protease clears glomerular IgA1 deposits and associated inflammation and hematuria
- IgA Protease candidate selection and initiation of IND enabling studies in 2022



D-2
D-1
D0
1 Week
euthanized
3 Injections of IgA1-P
HEMATURIA
Hematuria (RBC/mL)
3x10⁵
2x10⁵
1x10⁵
0
*
*
Pre
Post
Pre
Post
1.25 mg/kg
IgA protease
5 mg/kg
IgA protease

Adapted from Lechner et al., ***J Am Soc Nephrol***, 2016.



Saline
IgA protease
5mg/kg IV
Glomerular
IgA1 deposits
Complement
deposition
Fibronectin

Selecta Biosciences

Selecta Biosciences Corporate Presentation – April 2022 38

39

Kristen Baldwin Carsten Brunn, Ph.D. Kevin Tan Lloyd Johnston, Ph.D. Kei Kishimoto, Ph.D. Peter G. Traber, M.D. Matthew Bartholomae Chief People Officer President and CEO Chief Financial Officer Chief Operations Officer Chief Scientific Officer Chief Medical Officer General Counsel Selecta Biosciences Corporate Presentation – April 2022 40

Financial information at-a-glance

Company has funding into the fourth quarter of 2023

~$129.4 MILLION

Cash on hand as of December 31, 2021[(1)]



Current funding expected to support development across pipeline programs including:

- Phase 1 clinical trial initiation and preliminary SEL-302 data in MMA
- Enzyme candidate selection and IND enabling studies in IgA Nephropathy
- Develop a proprietary IL-2 mutein to combine with ImmTOR. Advance and expand our immune tolerance platform into autoimmune disease
- Top-line data from Phase 3 DISSOLVE I program of SEL-212 in chronic refractory gout
- Advance autoimmune disease program in PBC

(1) Includes cash, cash equivalents, marketable securities and restricted cash.

Selecta Biosciences

Selecta Biosciences Corporate Presentation – April 2022 41

• Precision immune tolerance platform has potential to restore self tolerance in autoimmune disease and overcome ImmTOR™ platform has immunogenicity of gene therapies and biologics potentially broad applicability • Preclinical data indicates potentially profound synergy of ImmTOR and engineered Treg-selective IL-2 to expand antigen-specific Tregs and improve durability of immune tolerance (ImmTOR-IL) • SEL-212 in chronic refractory gout potentially serves as proof of concept for ImmTOR platform with over 400 patients dosed – Human proof of concept in Phase 3 DISSOLVE I expected read out in Q4 2022 biologics and gene therapy • Empty AAV study data in healthy volunteers showed the potential ability of ImmTOR to inhibit the formation of neutralizing antibodies to AAV capsids • SEL-302: IND for gene therapy program in methylmalonic acidemia (MMA) submitted in Q3 2021 • Plans to advance Xork IgG Protease to mitigate pre-existing anti-AAV antibodies through IND-enabling studies Diversified pipeline expanding • IgA nephropathy: clinical candidate selection & IND enabling studies in process to autoimmune disease • Plans to advance the ImmTOR platform with IL-2 (ImmTOR-IL) for use in autoimmune disease • Funding into Q4 2023 Targeted partnerships to maximize platform potential Selecta Biosciences Corporate Presentation – April 2022 42

43